AMENDMENT NO. 3

TO

CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of October 18, 2007, is entered into among GLADSTONE BUSINESS INVESTMENT, LLC, as the Borrower (the “Borrower”), DEUTSCHE BANK AG, CAYMAN ISLAND BRANCH, as a Committed Lender (the “Committed Lender”), DEUTSCHE BANK AG, NEW YORK BRANCH (“Deutsche Bank”) as Managing Agent (in such capacity, collectively the “Managing Agent”) and Deutsche Bank as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the “Credit Agreement” referred to below.

PRELIMINARY STATEMENTS

A. Reference is made to that certain Credit Agreement, dated as of October 19, 2006, among the Borrower, Gladstone Management Corporation, as Servicer, the CP Lenders, the Committed Lenders, the Managing Agents and the Administrative Agent (as amended, modified or supplemented from time to time, the “Credit Agreement”).

B. The parties hereto have agreed to amend certain provisions of the Credit Agreement upon the terms and conditions set forth herein.

SECTION 1. Amendment. The parties hereto hereby agree to amend the Credit Agreement as set forth in the conformed copy attached hereto as Exhibit A.

SECTION 2. Representations and Warranties. The Borrower hereby represents and warrants to each of the other parties hereto, that:

(a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and

(b) on the date hereof, before and after giving effect to this Amendment, other than as amended or waived pursuant to this Amendment, no Early Termination Event or Unmatured Termination Event has occurred and is continuing.

SECTION 3. Effective Date.

(a) This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received counterpart signature pages of this Amendment, executed by each of the parties hereto.

SECTION 4. Reference to and Effect on the Transaction Documents.

(a) CH1 4017763v.4

Upon the effectiveness of this Amendment, (i) each reference in the Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby, and (ii) each reference to the Credit Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.

(b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Credit Agreement (including all other amendments thereto), of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Managing Agent or any Lender under the Credit Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic delivery shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Governing Law. This Amendment shall be governed and construed in accordance with the internal laws (including, without limitation, Sections 5-1401 and 5-1402 of the general obligations law of New York, but otherwise without regard to the law of conflicts) of the State of New York.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 8. Fees and Expenses. The Borrower further hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent, Managing Agents or Lenders in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, Managing Agents or Lenders with respect thereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

GLADSTONE BUSINESS INVESTMENT, LLC

By:

Name: George Stelljes III

Title: President

DEUTSCHE BANK AG, CAYMAN ISLAND BRANCH, as sole Committed Lender

By:

Name:

Title:

By:

Name:

Title:

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Managing Agent and as Administrative Agent

By:

Name:

Title:

By:

Name:

Title:

EXHIBIT A

[Conformed Copy of Credit Agreement]